Exhibit 99.1

$200,000,000

Gold Kist Inc.

10 1/4% Senior Notes due 2014

PURCHASE AGREEMENT

March 5, 2004

CREDIT SUISSE FIRST BOSTON LLC,

    As Representative of the Several Purchasers,

    Eleven Madison Avenue,

      New York, N.Y. 10010-3629

Dear Sirs:

1. Introductory. Gold Kist Inc., a corporation organized under the Georgia Cooperative Marketing Act (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the “Purchasers”) U.S.$200,000,000 principal amount of its 10¼% Senior Notes due 2014 (the “Offered Securities”) to be issued under an indenture to be dated as of the Closing Date (as defined below) (the “Indenture”), among the Company, each of the Company’s U.S. subsidiaries that are signatories thereto and are listed on Schedule B hereto (each, a “Guarantor” and collectively, the “Guarantors”), and U.S. Bank National Association, as Trustee. The Offered Securities will be unconditionally guaranteed on a senior unsecured basis (the “Guarantees”) as to payment of principal, premium, if any, and interest, by each of the Guarantors. The United States Securities Act of 1933 is herein referred to as the “Securities Act.”

Holders (including subsequent transferees) of the Offered Securities will have the registration rights set forth in the registration rights agreement (the “Registration Rights Agreement”), dated the date hereof, for so long as such Offered Securities constitute “Transfer Restricted Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the “Commission”) under the circumstances set forth therein, (i) a registration statement under the Securities Act (the “Exchange Offer Registration Statement”) relating to the Offered Securities in a like aggregate principal amount as the Company issues under the Indenture, identical in all material respects to the Offered Securities and registered under the Securities Act (the “Exchange Securities”), to be offered in exchange for the Offered Securities (such offer to exchange being referred to as the “Exchange Offer”) or (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, the “Registration Statements”) relating to the resale by certain holders of the Offered Securities and to use its reasonable best efforts to cause such Registration Statements to be declared effective and cause such Registration Statements to remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

On the Closing Date, the Company and the Guarantors will, simultaneously with the purchase, sale and delivery of the Offered Securities, amend and restate the Credit Agreement dated as of September 27, 2002 (as amended and restated, the “Rabobank Agreement”), among the Company, the lenders named therein and Cooperatieve Centrale Raiffeisen – Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as agent (the “Agent”). The Company will apply a portion of the net proceeds of the Offered Securities to the prepayment in full of all revolving loans, term loans, accrued and unpaid interest, prepayment penalties and other amounts unpaid and outstanding under the Rabobank Agreement on the Closing Date (the “Outstanding Amounts”). Contemporaneously with the purchase, sale and delivery of the Offered Securities, the Company will (i) deliver to the Agent an irrevocable notice of full prepayment of the Outstanding Amounts and (ii) wire transfer, to the account of the Agent designated for such purpose, a portion of the net proceeds from the issue and sale of the Offered Securities sufficient to prepay in full the Outstanding Amounts.

Each of the Company and the Guarantors hereby agrees with the several Purchasers as follows:

2. Representations and Warranties of the Company and the Guarantors. The Company and each Guarantor, jointly and severally, represents and warrants to, and agrees with, the several Purchasers that:

(a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular (the “Preliminary Offering Circular”) and offering circular (the “Offering Circular”), in each case as supplemented as of the date of this Agreement, together with the documents incorporated by reference therein (as information in such documents may be updated or superseded by information in documents subsequently incorporated by reference) and any other documents approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the “Offering Document”. On the date of this Agreement, the Offering Document does not, and on the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston LLC (“CSFB”) specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the date of this Agreement, the Company’s Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the “Exchange Act Reports”) which have been filed by the Company with the Commission or sent to stockholders pursuant to the requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(b) The Company has been duly incorporated and is a corporation in good standing under the laws of the State of Georgia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in such good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (as defined below).

(c) Each subsidiary of the Company has been duly incorporated and is a corporation in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or other entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in such good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except as set forth in the Offering Document, the capital stock or other interests of each subsidiary owned by the Company, directly or through subsidiaries, are owned free from liens, encumbrances and defects.

(d) The entities listed on Schedule B hereto and GK Insurance Company are the only subsidiaries, direct or indirect, of the Company.

(e) The Indenture has been duly authorized by the Company and each Guarantor; the Offered Securities have been duly authorized by the Company; when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered by the Company and each Guarantor, the Offered Securities will have been duly executed, authenticated, issued and delivered by the Company and will conform to the description thereof contained in the Offering Document, and the Indenture and the Offered Securities will constitute valid and legally binding obligations of the Company, enforceable against it in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(f) The Guarantee to be endorsed on the Offered Securities by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor and will conform to the description thereof contained in the Offering Document; when the Offered Securities have been issued, executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the several Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will constitute a valid and legally binding obligation of such Guarantor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(g) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each Guarantor and constitutes a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Registration Rights Agreement conforms as to legal matters to the description thereof in the Offering Document.

(h) The Exchange Securities have been duly authorized by the Company and, when the Exchange Securities are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Securities will be entitled to the benefits of the Indenture and will be the valid and legally binding obligations of the Company, enforceable against it in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(i) The guarantee to be endorsed on the Exchange Securities by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor and will conform to the description thereof contained in the Offering Document. When the Exchange Securities have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the guarantee of each Guarantor endorsed thereon will constitute a valid and legally binding obligation of such Guarantor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(j) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company or any subsidiary of the Company and any person that would give rise to a valid claim against the Company, any subsidiary of the Company or any Purchaser for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Offered Securities.

(k) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities, the Exchange Securities or the Private Exchange Securities (each as defined in the Registration Rights Agreement) or the issuance of the Guarantees or the guarantees related to the Exchange Securities or the Private Exchange Securities by the Guarantors, except such as may be required under state securities laws and except for the filing with the Commission of the Exchange Offer Registration Statement and the Shelf Registration Statement, the order of the Commission declaring such registration statements effective and the qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA” or “Trust Indenture Act”) at the time of the Exchange Offer.

(l) The execution, delivery and performance of the Indenture, the Guarantees, this Agreement, the Registration Rights Agreement, and the issuance and sale of the Offered Securities by the Company and the issuance of the Guarantees by the Guarantors and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, any indenture, note, loan agreement or other agreement governing the terms of any indebtedness of the Company and the Guarantors or any other material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority (corporate and other) to authorize, issue and sell the Offered Securities, the Exchange Securities and the Private Exchange Securities, and the Guarantors have full power and authority (corporate and other) to issue the Guarantees and the guarantees related to the Exchange Securities and the Private Exchange Securities, as contemplated by this Agreement and the Registration Rights Agreement.

(m) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor and constitutes a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. This Agreement conforms as to legal matters to the description of this Agreement in the Offering Document.

(n) Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; except as disclosed in the Offering Document, the Company and the subsidiaries of the Company hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

(o) The Company and the subsidiaries of the Company possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any subsidiary of the Company, could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties, prospects or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(p) No labor dispute with the employees of the Company or any subsidiary of the Company exists or, to the knowledge of the Company, is imminent that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(q) The Company and the subsidiaries of the Company own or possess adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of the subsidiaries of the Company, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(r) After consultation with counsel, neither the Company nor any subsidiary of the Company is (i) in violation of its respective charter or by-laws or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in (A) any indenture, note, loan agreement or other agreement governing the terms of indebtedness of the Company and the Guarantors or (B) any mortgage, lease or other agreement or instrument, in each case to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company or its respective property is bound, except in case of clause (ii)(B), for such defaults that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(s) There are no contracts, agreements or understandings between the Company or any subsidiary of the Company and any person granting such person the right to require the Company or such subsidiary to file a registration statement under the Securities Act with respect to any securities of the Company or such subsidiary or to require the Company or such subsidiary to include such securities with the securities registered pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement.

(t) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and the Company is not aware of any pending investigation which might lead to such a claim.

(u) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company and the Guarantors to perform their obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company’s knowledge, threatened or contemplated.

(v) The financial statements included or incorporated by reference in the Offering Document present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

(w) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included or incorporated by reference in the Offering Document there has been no Material Adverse Effect and, except as disclosed in or contemplated by the Offering

Document, and except for patronage redemptions of written notices of allocation of members or former members of the Company in the ordinary course of business, there has been no dividend, distribution or patronage of any kind declared, paid or made by the Company on any class of its capital stock or other equity interests.

(x) The Company has made available to the Purchasers the information required by Rule 144A(d)(4) under the Securities Act.

(y) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the “Investment Company Act”) and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an “investment company” as defined in the Investment Company Act.

(z) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

(aa) On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

(bb) The offer and sale of the Offered Securities by the Company in the manner contemplated by this Agreement and the Offering Document will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder, and it is not necessary to qualify an indenture in respect of the Offered Securities under the Trust Indenture Act.

(cc) None of the Company, any Guarantor, any of their respective affiliates or any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

(dd) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Offered Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(ee) No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company’s or any Guarantor’s retaining any rating assigned to the Company or any Guarantor or any securities or other long-term indebtedness of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (B) any change in the outlook for any rating of the Company, any Guarantor or any securities or other long-term indebtedness of the Company or any Guarantor.

(ff) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Company, any Guarantor or any of their respective representatives (other than the Purchasers) in connection with the offer and sale of the Offered Securities contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Offered Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

(gg) None of the Company, any Guarantor or any of their respective affiliates or any person acting on its or their behalf (other than the Purchasers) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Offered Securities.

(hh) The Offered Securities offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

(ii) The sale of the Offered Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

(jj) No registration under the Securities Act of the Offered Securities is required for the sale of the Offered Securities to the Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Purchaser’s representations set forth in Section 4 hereof. For purposes of this Agreement, “Exempt Resales” means resales of Offered Securities made in reliance on the exemption from the registration requirements under the Securities Act provided by Rule 144A under the Securities Act (“Rule 144A”).

(kk) The Company and its subsidiaries maintain and will maintain disclosure controls and procedures (as defined as Rule 15d-15 of the Exchange Act) designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act and the rules and regulations thereunder. The Company has carried out and will carry out evaluations, under the supervision and with the participation of the Company’s management, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures in accordance with Rule 15d-15 of the Exchange Act.

(ll) On the Closing Date, the Rabobank Agreement will have been duly authorized, executed and delivered by the Company and the Guarantors and will conform in all material respects to the description thereof in the Offering Document; assuming the due authorization, execution and delivery by the agents and lenders thereunder, the Rabobank Agreement will constitute the valid and legally binding obligations of the Company and the Guarantors, enforceable against each of them in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Outstanding Borrowings shall have been prepaid in full.

3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 96.51% of the principal amount thereof plus accrued interest from March 10, 2004 to the Closing Date (as hereinafter defined), the respective principal amounts of the Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global Securities in definitive form (the “Global Securities”) deposited with the Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFB drawn to the order of the Company at the office of Alston & Bird LLP at 10:00 A.M. (New York time), on March 10, 2004, or at such other time not later than seven full business days thereafter as CSFB and the Company determine, such time being herein referred to as the “Closing Date”, against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the above office at least 24 hours prior to the Closing Date.

4. Representations by Purchasers; Resale by Purchasers.

(a) Each Purchaser severally represents and warrants to the Company that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold and will offer and sell the Offered Securities only in accordance with Rule 903 or Rule 144A. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S and with Rule 144A.

(c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement and any such arrangements with the other Purchasers or affiliates of the other Purchasers with the prior written consent of the Company.

(d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

(e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the expiry of a period of six months from the Closing Date, will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Offered Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom.

5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

(a) The Company will advise CSFB promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFB’s consent (such consent not to be unreasonably withheld). If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFB of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFB’s consent to, nor the Purchasers’ delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(b) The Company will furnish to CSFB copies of any Preliminary Offering Circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFB requests, and the Company will furnish to CSFB on the date hereof three copies of the Offering Document. At any time when the Company has not filed the reports required by Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFB (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and prospective purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

(c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFB designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

(d) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFB, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

(e) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

(f) During the period of two years after the Closing Date, the Company will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(g) The Company will pay all expenses incidental to the performance of its and the Guarantors’ obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities, the preparation and printing of this

Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable, the Exchange Securities; (iii) the cost of listing the Offered Securities and qualifying the Offered Securities for trading in The PortalSM Market (“PORTAL”) and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issuance of the Offered Securities; (v) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFB designates and the printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Company, the Offered Securities or the Exchange Securities, and (vii) expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for one-half of the costs of the plane used in connection with, and all other travel expenses (other than the cost of hotel rooms rented by the Purchasers) of the Purchasers and the Company’s and the Guarantors’ officers and employees and any other expenses of the Purchasers and the Company and any of the Guarantors in connection with, attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers.

(h) In connection with the offering of the Offered Securities, until CSFB shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and the Company it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

(i) Except as contemplated by the Registration Rights Agreement, for a period of 90 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any United States dollar-denominated debt securities issued or guaranteed by the Company and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFB. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of each of the Company and the Guarantors herein, to the accuracy of the statements of officers of each of the Company and each Guarantor made pursuant to the provisions hereof, to the performance by each of the Company and each Guarantor of their obligations hereunder and to the following additional conditions precedent:

(a) The Purchasers shall have received a letter, dated the date of this Agreement, of KPMG LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder (“Rules and Regulations”) and to the effect that:

(i) in their opinion the financial statements examined by them and included or incorporated by reference in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

(ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Offering Document and in the Exchange Act Reports;

(iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

(A) the unaudited financial statements included in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

(B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

(C) for the period from the closing date of the latest statement of operations included in the Offering Document to the closing date of the latest available statement of operations read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest statement of operations included in the Offering Document, in consolidated net sales volume, net operating margins, margins from continuing operations, net margins or in the ratio of margins to fixed charges;

except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter; and

(iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

(b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties, prospects or results of operations of the Company and its subsidiaries taken as a whole which, in the judgment of a majority in interest of the Purchasers, including CSFB, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or other long-term indebtedness of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or other long-term indebtedness of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Purchasers including CSFB, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFB, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

(c) The Purchasers shall have received an opinion, dated the Closing Date, of Alston & Bird LLP, counsel for the Company, that:

(i) The Indenture has been duly authorized, executed and delivered by the Company and each Guarantor; the Offered Securities have been duly authorized, executed, authenticated, issued and delivered by the Company and conform to the description thereof contained in the Offering Document; and the Indenture and the Offered Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(ii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an “investment company” as defined in the Investment Company Act;

(iii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement in connection with the issuance and sale of the Offered Securities, the Exchange Securities or the Private Exchange Securities (each as defined in the Registration Rights Agreement) by the Company or the issuance of the Guarantees or the guarantees related to the Exchange Securities or the Private Exchange Securities by the Guarantors, except such as may be required under state securities laws and except for the filing with the Commission of the Exchange Offer Registration Statement and the Shelf Registration Statement, the order of the Commission declaring such registration statements effective and the qualification of the Indenture under the TIA at the time of the Exchange Offer;

(iv) The execution, delivery and performance of the Indenture, the Guarantees, this Agreement, and the Registration Rights Agreement, and the issuance and sale of the Offered Securities by the Company and the issuance of the Guarantees by the Guarantors and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement listed on Annex I hereto, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities, the Exchange Securities and the Private Exchange Securities and the Guarantors have full power and authority to issue the Guarantees and the guarantees related to the Exchange Securities and the Private Exchange Securities as contemplated by this Agreement and the Registration Rights Agreement;

(v) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor;

(vi) The Exchange Securities have been duly authorized by the Company and the Guarantors; and when the Exchange Securities are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Securities will be entitled to the benefits of the Indenture and will be the valid and legally binding obligations of the Company, enforceable against it in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(vii) The Guarantee to be endorsed on the Offered Securities by each Guarantor has been duly authorized by such Guarantor, and has been duly executed and delivered by each such Guarantor and conforms to the description thereof contained in the Offering Document. When the Offered Securities have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will constitute valid and legally binding obligations of such Guarantor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(viii) The guarantee to be endorsed on the Exchange Securities by each Guarantor has been duly authorized by such Guarantor; and, when issued, will have been duly executed and delivered by each such Guarantor and will conform to the description thereof contained in the Offering Document. When the Exchange Securities have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the guarantee of each Guarantor endorsed thereon will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(ix) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors, and is a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(x) The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder;

(xi) Assuming (A) the accuracy of, and compliance with, the Purchasers’ representations, warranties and agreements and the representations, warranties and agreements of the Company in this Agreement as to the absence of any general solicitation or the use of any general advertising materials in connection with the offering of the Offered Securities and the nature of the offerees of the Offered Securities and (B) the accuracy of the representations, warranties and agreements made in accordance with the Offering Circular by purchasers to whom the Purchasers’ initially resell the Offered Securities, no registration of the Offered Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for the offer, sale and initial resale of the Offered Securities by the Purchasers in the manner contemplated by this Agreement; and

(xii) The statements made in the Offering Circular under the caption “Description of the Cooperative”, insofar as they purport to describe statutes, regulations and other laws of the Federal government of the United States of America and the state of Georgia relating to cooperatives, accurately describe and fairly summarize in all material respects such statutes, regulations and other laws; the descriptions in the Offering Circular under the Captions “Descriptions of the Notes,” “Description of Certain Indebtedness,” “Summary of Certain United States Federal Tax Considerations,” “Transfer Restrictions,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources,” and “Risk Factors - We may have many conflicts of interest with our board of directors that could affect our operations,” “ - Despite current indebtedness levels, we and our subsidiaries may still be able to incur substantially more debt, which could exacerbate the risks described above,” “ - If we do not qualify under IRS rules as a cooperative, we would be subject to additional income tax liabilities and would likely forfeit potentially significant income tax benefits,” “ - Restrictive covenants in the notes and our other indebtedness could adversely affect our business by limiting our operating and strategic flexibility”, “ - Although the notes are referred to as “senior notes”, they will be effectively subordinated to any of our secured indebtedness, the secured indebtedness of our subsidiary guarantors and all obligations of our non-guarantor subsidiaries,” “ - Fraudulent transfer statutes may limit your rights to receive payment on the notes,” and “ - The notes are subject to restriction on transfer” of statutes and contracts and other documents are accurate and fairly present in all material respects such information.

Such counsel shall further state that it has no reason to believe that the Offering Circular (including any Exchange Act Report incorporated by reference therein), or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading, it being understood that such counsel need not make any statement as to the financial statements or other financial data contained in or omitted from the Offering Circular (including any financial information contained in or omitted from any Exchange Act Report incorporated by reference therein).

(d) The Purchasers shall have received from Cravath, Swaine & Moore LLP, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFB may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters with reference to same in the Offering Circular.

(e) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the respective date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Offering Document or as described in such certificate.

(f) The Purchasers shall have received a letter, dated the Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

(g) The Purchasers shall have received an opinion, dated the Closing Date, of J. David Dyson, Esq., General Counsel of the Company, that:

(i) (A) The Company has been duly incorporated and is a corporation in good standing under the laws of the State of Georgia, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and (B) the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in such good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(ii) (A) Each subsidiary of the Company has been duly incorporated and is a corporation in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; (B) each subsidiary of the Company is duly qualified to do business as a foreign corporation or other entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in such good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (C) all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and (D) the capital stock or other interests of each subsidiary of the Company owned, by the Company, directly or through subsidiaries, are owned, except as set forth in the Offering Document, free from liens, encumbrances and defects;

(iii) The execution, delivery and performance of the Indenture, the Guarantees, this Agreement, and the Registration Rights Agreement, and the issuance and sale of the Offered Securities by the Company and the issuance of the Guarantees by the Guarantors and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, except for breaches, violations and defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and

(iv) Except as set forth in the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Securities and Guarantees registered pursuant to any Registration Statement.

In addition, such counsel shall further state that (A) he has no reason to believe that the Offering Circular (including any Exchange Act Report incorporated by reference therein), or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading, it being understood that such counsel need not make any statement as to the financial statements or other financial data contained in or omitted from the Offering Circular (including any financial information contained in or omitted from any Exchange Act Report incorporated by reference therein) and (B) except as set forth in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to such counsel’s knowledge, threatened or contemplated.

(h) The Required Consents shall be in full force and effect, and the Purchasers shall have received true and correct copies of all documents pertaining thereto and evidence reasonably satisfactory to the Purchasers of the effectiveness thereof.

(i) The Rabobank Agreement shall be in full force and effect and the Purchasers shall have received true and correct copies of all documents pertaining thereto and evidence reasonably satisfactory to the Purchasers of the effectiveness thereof.

(j) Contemporaneously with the purchase, sale and delivery of the Offered Securities on the Closing Date, the Outstanding Amounts shall be prepaid in full and the Purchasers shall receive evidence as they shall reasonably request as to the satisfaction of the foregoing.

(k) The Company shall have received the written consents of its lenders under the CoBank Agreement and the Prudential Agreement (as such agreements are defined in the Offering Document) (the “Required Consents”) required to consummate the transactions contemplated by the Offering Document in form and substance reasonably satisfactory to the Purchasers.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFB may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

7. Indemnification and Contribution. (a) The Company and the Guarantors, jointly and severally, will indemnify and hold harmless each Purchaser, its officers, partners, members, directors and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFB specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; provided, further, however, that the foregoing indemnity agreement with respect to losses, claims, damages or liabilities shall not inure to the benefit of any Purchaser (or any person controlling any Purchaser) with respect to any losses, claims, damages arising out of or based upon (x) any untrue statement or alleged untrue statement of any material fact in the Preliminary Offering Circular or (y) the omission or alleged omission to state in the Preliminary Offering Circular a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, if: (1) the Company furnished copies of the Offering Circular as requested by the Purchasers on a timely basis to permit delivery of the Offering Circular to all persons purchasing notes from the Purchasers in the initial resale of such notes (such persons “Initial Resale Purchasers”) at or prior to the written confirmation of the sale of the Offered Securities to such person; (2) the Initial Resale Purchaser asserting such losses, claims, damages or liabilities purchased Offered Securities in the initial resale from the Purchasers and a copy of the Offering Circular was not sent or given by or on behalf of such Purchaser to such Initial Resale Purchaser; and (3) the Offering Circular would have cured the defect giving rise to such losses, claims, damages or liabilities.

(b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, the Guarantors, their respective directors and officers and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFB specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document: the third and ninth paragraphs under the caption “Plan of Distribution”; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Section 5(a) of this Agreement.

(c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or the Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts, fees and commissions received by such Purchaser exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

(e) The obligations of the Company and the Guarantors under this Section shall be in addition to any liability which each of the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act or the Exchange Act.

8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFB may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFB and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term “Purchaser” includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors or their respective officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company, the Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Guarantors and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (vi) or (vii) of Section 6(b), the Company and the Guarantors, jointly and severally, will reimburse the Purchasers for all documented out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 244 Perimeter Center Parkway, N.E., Atlanta, GA 30346, Attention: Chief Financial Officer; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

12. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you will be binding upon all the Purchasers.

13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

The Company and the Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Guarantors and the several Purchasers in accordance with its terms.

Very truly yours,

GOLD KIST INC.

By	/s/ J. David Dyson
Name: J. David Dyson
Title: Secretary

EACH SUBSIDIARY GUARANTOR LISTED ON SCHEDULE B HERETO

By	/s/ J. David Dyson
Name: J. David Dyson
Title: Secretary

The foregoing Purchase Agreement

      is hereby confirmed and accepted

      as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC

By	/s/ JT King
Name: JT King
Title: Director

Acting on behalf of itself and
as the Representative
of the several Purchasers

SCHEDULE A

Manager	Principal Amount of Offered Securities

Credit Suisse First Boston LLC	$163,265,307
Rabo Securities Inc.	12,244,898
SunTrust Capital Markets, Inc. .	8,163,265
ING Financial Markets LLC.	8,163,265
Harris Nesbitt Corp.	8,163,265

Total	$200,000,000

SCHEDULE B

AgraTrade Financing, Inc. Agvestments, Inc. Cross Equipment Company, Inc. GK Finance Corporation GK Pecans, Inc. GK Peanuts, Inc. AgraTech Seeds, Inc. Luker, Inc.

ANNEX A

Material Contracts

1. Agreement of Merger, dated as of April 22, 1997, among Golden Poultry Company, Inc., Gold Kist Inc., Agri International, Inc. and Golden Poultry Acquisition Corp.

2. Form of Indenture, dated as of September 1, 1979, governing the terms of the Fifteen Year Subordinated Capital Certificates of Interest (Series B).

3. Form of First Supplemental Indenture, dated as of September 1, 1980, governing the terms of the Fifteen Year Subordinated Capital Certificates of Interest (Series C).

4. Form of Second Supplemental Indenture, dated as of September 1, 1982, governing the terms of the Fifteen Year Subordinated Capital Certificates of Interest (Series D).

5. Form of Indenture, dated as of September 1, 1979, governing the terms of the Ten Year Subordinated Capital Certificates of Interest (Series B).

6. Form of First Supplemental Indenture, dated as of September 1, 1980, governing the terms of the Ten Year Subordinated Capital Certificates of Interest (Series C).

7. Form of Second Supplemental Indenture, dated as of September 1, 1982, governing the terms of the Ten Year Subordinated Capital Certificates of Interest (Series D).

8. Form of Indenture, dated as of September 1, 1985, governing the terms of the Seven Year Subordinated Capital Certificates of Interest (Series A).

9. Form of Indenture dated as of September 1, 1979, governing the terms of the Five Year Subordinated Capital Certificates of Interest (Series A).

10. Form of First Supplemental Indenture, dated as of September 1, 1980, governing the terms of the Five Year Subordinated Capital Certificates of Interest (Series B).

11. Form of Second Supplemental Indenture, dated as of September 1, 1982, governing the terms of the Five Year Subordinated Capital Certificates of Interest (Series C).

12. Agreement to furnish copies of constituent instruments defining the rights of the holders of certain industrial revenue bonds.

13. First Amended and Restated Credit Agreement with CoBank, ACB dated as of January 29, 2003, as amended on February 11, 2003 and March 10, 2004.

14. Form of Membership, Marketing and/or Purchasing Agreement of Gold Kist Inc., as revised October 17, 1980, November 1, 1984, October 29, 1987, August 21, 1991 and July 9, 1997.

15. Second Consolidated, Amended and Restated Note Agreement dated September 27, 2002, with the Gateway Recovery Trust and the Prudential Insurance Company of America, as amended on January 29, 2003, February 11, 2003 and March 10, 2004.

16. Fourth Amended and Restated Credit Agreement dated as of March 10, 2004, with various banks, and lending institutions, as lenders, and Cooperative Centrale Raiffeisen – Boerenleenbank B.A., New York Branch as Agent.

17. Third Amended and Restated Intercreditor Agreement dated as of March 10, 2004, with various banks and lending institutions, as lenders, and Cooperatieve Centrale Raiffeisen – Boerenleenbank B.A., New York Branch, as Agent.

18. Asset Purchase Agreement dated as of July 23, 1998, between Southern States Cooperative, Incorporated and Gold Kist Inc.

19. Securities Purchase Agreement dated October 5, 1999, between Gold Kist Inc. and Southern States Cooperative, Incorporated.

20. General Partnership Agreement between Gold Kist Inc. and Cotton States Mutual Insurance Company, dated as of July 1, 1984.